SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 March 3, 2005
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                     000-50303               32-0072578
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(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                          HLI Operating Company, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                    333-107539                30-0167742
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


              15300 Centennial Drive, Northville, Michigan 48167
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              (Address of principal executive offices) (Zip Code)


                                (734) 737-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

         On March 3, 2005, Hayes Lemmerz International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated by reference herein, announcing that its wholly owned subsidiary, HLI Operating Company Inc., plans to offer approximately $150 million in Euro denominated, senior unsecured notes.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HAYES LEMMERZ INTERNATIONAL, INC.



                                 By:        /s/  Patrick C. Cauley
                                            ------------------------------------
                                            Patrick C. Cauley
                                            Vice President, General Counsel and
                                                 Secretary

Dated: March 3, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HLI OPERATING COMPANY, INC.



                                 By:        /s/  Patrick C. Cauley
                                            ------------------------------------
                                            Patrick C. Cauley
                                            Vice President, General Counsel and
                                                 Secretary

Dated: March 3, 2005

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   99               Press release of the Company dated March 3, 2005.

                                                                      EXHIBIT 99
                                                                      ----------

        Hayes Lemmerz to Offer Euro Denominated Senior Unsecured Notes


NORTHVILLE, Mich., March 3, 2005 -- Hayes Lemmerz International, Inc. (NASDAQ:HAYZ) announced today that its wholly owned subsidiary, HLI Operating Company Inc., plans to offer approximately $150 million in Euro denominated, senior unsecured notes. The issuance of the notes is conditioned upon an amendment of the Company's credit facility and is subject to market and other customary conditions. The Company intends to use approximately half of the net proceeds from the offering for general corporate purposes and the balance to repay a portion of the term loan facility under the Company's credit facility.

The notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and outside the United States pursuant to Regulation S under the Securities Act. The notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

THIS PRESS RELEASE IS NEITHER AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO BUY THE NOTES OR ANY OTHER SECURITIES, AND SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE IN ANY JURISDICTION IN WHICH SUCH AN OFFER, SOLICITATION OR SALE IS UNLAWFUL. ANY OFFERS OF THE NOTES WILL BE MADE ONLY BY MEANS OF A PRIVATE OFFERING MEMORANDUM.

This press release includes forward looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. All statements other than statements of historical facts included in this release are forward looking statements. Factors that could cause actual results to differ materially from those expressed or implied in such forward looking statements include the factors set forth in our periodic reports filed with the SEC. Consequently, all of the forward looking statements made in this press release are qualified by these and other factors, risks, and uncertainties.